UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 25, 2025

HIGH ROLLER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

001-42202

(Commission File Number)

Delaware	87-4159815
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices, with zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Executive Officer

On August 25, 2025, Ben Clemes notified the Company of his decision to resign from his position as Chief Executive Officer of High Roller Technologies, Inc. (the “Company”), effective August 31, 2025. Mr. Clemes’ resignation as Chief Executive Officer was not the result of any disagreements with the Company regarding any matters related to its operations, policies, practices, or otherwise.

Appointment of Chief Executive Officer

On August 26, 2025, the Board of Directors (the “Board”) of the Company appointed Seth Young (age 41) as Chief Executive Officer of the Company, effective September 1, 2025.

Mr. Young, previously served as the Company’s Chief Strategy Officer since April 2025. Prior to joining the Company, Mr. Young served as Chief Innovation Officer at PointsBet (ASX: PBH), from November 2018 to August 2021, where he was responsible for strategic corporate development efforts including fundraising, partnerships, government and regulatory affairs, product development, M&A initiatives, and more. Mr. Young previously served as Chief Operating Officer at FSG Digital from August 2021 to April 2025, and Executive Director of Online Gaming at Foxwoods Resort Casino from August 2016 to November 2018. Prior to those roles, Mr. Young helped pioneer the daily fantasy sports industry in the USA as Chief Operating Officer and Executive Director of Flower City Gaming, and served as the Director of Strategy for TexasHoldem.com from 2005 to 2009. Mr. Young currently serves on the board of directors for Kinectify, EQL Games, and Kindbridge Behavioral Health.

Mr. Young was the recipient of the Innovation Group’s 2018 Emerging Leaders of Gaming Award and was named to Global Gaming Business Magazine’s 40 Under 40 in the same year. Mr. Young holds a Bachelor’s degree in Political Science, with a double minor in Internet Studies and Legal Studies, from Brandeis University, and attended Harvard Business School for Mergers and Acquisitions, Strategy, Execution, and Post-Merger Management

There are no arrangements or understandings between Mr. Young and any other person pursuant to which he was appointed as Chief Executive Officer of the Company. There are no family relationships between Mr. Young and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company, dated August 27, 2025, relating to Mr. Young’s appointment as the Chief Executive Officer of the Company is attached hereto as Exhibit 99.1 to this Form 8-K.

The information under this Item 7.01 and the press release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of High Roller Technologies, Inc., dated August 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH ROLLER TECHNOLOGIES, INC.

Date: August 28, 2025	By:	/s/ Adam Felman
Adam Felman Chief Financial Officer